May 22, 1996


VIA FACSIMILE MAIL

Plymouth Place Associates     The Balcor Company        Daniel J. Perlman, Esq.
c/o The Balcor Company        2355 Waukegan Road        Katten Muchin & Zavis
2355 Waukegan Road            Suite A200                Suite 2100
Suite A200                    Bannockburn, IL  60015    525 W. Monroe Street
Bannockburn, IL  60015        Attn:  Al Lieberman       Chicago, IL  60661
Attn:  Ilona Adams


     Re: Agreement of Sale, dated as of the 23rd day of April, 1996 (the "Agreement") between Plymouth Place Associates, as Seller, and ERP Operating Limited Partnership, as Purchaser, for the purchase of Park Place II Apartments, Plymouth, Minnesota (the "Property").

Dear Ms. Adams and Messrs. Lieberman and Perlman:

     Purchaser hereby requests that the Agreement be modified to change "July 19, 1996" in the ninth line of Section 9 thereof to "August 3, 1996". Please acknowledge Seller's acceptance of this modification to the Agreement by executing this letter in the space provided below and returning it via facsimile mail to Purchaser.


                                    ERP OPERATING LIMITED PARTNERSHIP,
                                    an Illinois limited partnership

                                    By:  Equity Residential Properties Trust,
                                         a Maryland Real Estate Investment
                                         Trust, its general partner


                                         By:  /s/ Bruce C. Strohm
                                              -------------------------------
                                                  Bruce C. Strohm
                                                  Executive Vice President


Approved and Accepted this 22nd day of May, 1996

PLYMOUTH PLACE ASSOCIATES,
an Illinois limited partnership

By: Balcor Realty Associates-XVIII, an Illinois general partnership its general partner

     By:  The Balcor Company, a Delaware corporation,
          a general partner


          By:  /s/ Alan Lieberman
               ------------------------------
                   Alan Lieberman
                   Senior Vice President

                                 July 8, 1996


VIA FACSIMILE MAIL

Plymouth Place Associates     The Balcor Company       Daniel J. Perlman, Esq.
c/o The Balcor Company        2355 Waukegan Road       Katten Muchin & Zavis
2355 Waukegan Road            Suite A200               Suite 2100
Suite A200                    Bannockburn, IL  60015   525 W. Monroe Street
Bannockburn, IL  60015        Attn:  Al Lieberman      Chicago, IL  60661
Attn:  Ilona Adams

     Re: Agreement of Sale, dated as of the 23rd day of April, 1996 (the "Agreement") between Plymouth Place Associates, as Seller, and ERP Operating Limited Partnership, as Purchaser, for the purchase of Park Place II Apartments, Plymouth, Minnesota (the "Property").

Dear Ms. Adams and Messrs. Lieberman and Perlman:

     Purchaser hereby requests that the Agreement be modified to change "August 3, 1996" in the ninth line of Section 9 thereof to "September 3, 1996". Please acknowledge Seller's acceptance of this modification to the Agreement by executing this letter in the space provided below and returning it via facsimile mail to Purchaser.

                                    ERP OPERATING LIMITED PARTNERSHIP,
                                    an Illinois limited partnership

                                    By:  Equity Residential Properties Trust,
                                         a Maryland Real Estate Investment
                                         Trust, its general partner


                                         By:  /s/ Shelley L. Dunck
                                              -------------------------------
                                                  Shelley L. Dunck
                                                  Vice President


Approved and Accepted this 8th day of July, 1996

PLYMOUTH PLACE ASSOCIATES,
an Illinois limited partnership

By:  Balcor Partners-XVIII, an Illinois
     general partnership, its general partner

     By:  The Balcor Company, a Delaware
          corporation, a general partner


          By:  /s/ Alan Lieberman
               ------------------------------
          Name:    Alan Lieberman
          Title:   Senior Vice President